                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):            February 18, 1998
                                                             (February 3, 1998)

                            FLOWERS INDUSTRIES, INC.

    Georgia                                  1-9787                                58-0244940
    -------                                  ------                                ----------

(State or Other                             (Commission                         (I.R.S. Employer
Jurisdiction of                             File Number)                        Identification No.)
Incorporation)

1919 Flowers Circle, P.O. Box 1338, Thomasville, GA                    31799
---------------------------------------------------                    -----
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (912) 226-9110

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On February 3, 1998, Flowers Industries, Inc. ("Flowers") purchased 9,581,169 shares of common stock of Keebler Foods Company ("Keebler") from Artal Luxembourg S.A. ("Artal") for an aggregate purchase price of $264,065,986.64 and purchased 1,616,691 shares of common stock of Keebler from Bermore, Ltd. ("Bermore"), for an aggregate purchase price of $44,557,517.36, both contemporaneous with and conditioned upon the initial public offering of Keebler's common stock. Under the terms of the agreements entered into with Artal and Bermore, respectively, the per share purchase price was based on a formula incorporating the initial offering price of Keebler's common stock to the public. Flowers is financing these acquisitions of Keebler's common stock through funds available under the $500,000,000 Amended and Restated Credit Agreement dated as of January 30, 1998 among Flowers, certain Banks listed therein, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent and NationsBank, N.A., as Syndications Agent.

         Through these acquisitions, Flowers' ownership of Keebler, the second largest cookie and cracker manufacturer in the United States, has increased from approximately 45% to approximately 55% of the outstanding common stock of Keebler.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a),(b) Financial Statements of Businesses Acquired; Proforma financial information. The historical and pro forma financial statements called for by this Item 7 will be provided under cover of Form 8-K A as soon as practicable.

(c)  Exhibits

         2.01 Stock Purchase Agreement dated as of January 28, 1998 by and among Flowers, Artal and Keebler.

         2.02 Stock Purchase and Stockholder's Agreement dated as of January 28, 1998 by and among Flowers, Bermore, Artal and Keebler.

        99.01 First Amendment to that certain Note Purchase Agreement dated as of December 20, 1995 by and among Flowers and the Purchasers named therein, effective as of January 23, 1998.

        99.02 $500,000,000 Amended and Restated Credit Agreement dated as of January 30, 1998 among Flowers, certain Banks listed therein, Wachovia Bank, N.A., as Agent, The Bank of Nova Scotia, as Documentation Agent and NationsBank, N.A., as Syndications Agent.



ITEM 8.       CHANGE OF FISCAL YEAR.

     Effective February 3, 1998, the Executive Committee of Flowers approved a change in the fiscal year of Flowers to a fiscal year ending on the Saturday nearest December 31. The change in the fiscal year is retroactive to January 4, 1998. The change in the fiscal year was made to match the fiscal year of Keebler to facilitate financial reporting of Keebler's results of operations with those of Flowers.

     Flowers intends to file a report on Form 10-K for the transitional fiscal year June 29, 1997 through January 3, 1998 no later than May 4, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      FLOWERS INDUSTRIES, INC.

                      By:   /s/C. Martin Wood, III
                         ------------------------------
                         C. Martin Wood, III
                         Senior Vice President and
                         Chief Financial Officer


Date: February 18, 1998